SUBORDINATION,  CESSION  AND  PLEDGE  AGREEMENT
1          PARTIES
1.1        The  parties  to  this  agreement  are  ~
1.1.1      PSG  Investment  Bank  Limited;
1.1.2      Century  Casinos  Africa  (Proprietary)  Limited;
1.1.3      Caledon  Overberg  Investments  (Proprietary)  Limited;
1.1.4      Caledon  Casino  Bid  Company  (Proprietary)  Limited;  and
1.1.5      Fortes  King  Hospitality  (Proprietary)  Limited.
1.2        The  parties  agree  as  set  out  below.
2          INTERPRETATION
2.1        In  this  agreement, unless inconsistent with or otherwise indicated by the context  ~
2.1.1      "THE/THIS  AGREEMENT"  means the agreement as set out herein, together with all  appendices  hereto;
2.1.2      "THE  CASINO  MANAGEMENT  AGREEMENT"  means the Casino
           management agreement concluded  between  the  Company  and
           Century  on  3  December  1999;
2.1.3      "CENTURY"  means Century Casinos Africa (Proprietary) Limited, a private company duly  incorporated  in  accordance  with the  Company
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           laws  of  the  Republic  of  South Africa, with registration number 96/10501/07;
2.1.4      "COIL"  means Caledon Overberg Investments (Proprietary) Limited, a private company duly incorporated in accordance with the Company laws of the Republic of South Africa, with registration number 96/06728/07;
2.1.5 "THE COMPANY" means Caledon Casino Bid Company (Proprietary) Limited, a private company duly incorporated in accordance with the Company laws of the Republic of South Africa, with registration number 96/010708 /07;
2.1.6      "THE  EFFECTIVE  DATE"  means,  notwithstanding  the  date  on which  this agreement is signed by the party signing last in time, the effective date of the loan  agreement;
2.1.7      "FINAL  DATE"  means  the  final  date  as  defined  in the loan agreement;
2.1.8 "FORTES" means Fortes King Hospitality (Proprietary) Limited, a private company duly incorporated in accordance with the Company laws of the Republic of South Africa, with registration number 80/00096/07;
2.1.9 "THE HOTEL MANAGEMENT AGREEMENT" means the hotel management agreement entered into between the Company and Fortes on
           3  December  1999;
2.1.10     "THE LOAN AGREEMENT" means the loan agreement to be concluded between PSGIB and the Company contemporaneously with the conclusion of this agreement, in terms of which PSGIB is to advance certain capital sums to the Company;
2.1.11     "THE  MINIMUM  RATIOS"  means  the  minimum  ratios  as defined in the loan agreement;
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2.1.11     "PSGIB" means PSG Investment Bank Limited, a public company with a share capital duly  incorporated  in accordance with the Company laws of the Republic of South Africa, with registration number 98/17396/06;
2.1.12     "THE  SHAREHOLDERS"  means  collectively  Century  and  Coil;
2.1.13 "THE SHAREHOLDERS' LOANS" means all loans by the shareholders to the Company from time to time;
2.1.15     any  reference  to  the  singular  includes  the  plural  and
           VICE  VERSA;
2.1.16     any  reference  to  natural  persons includes legal persons and
           VICE VERSA;
2.1.17     any  reference  to  gender  includes  the  other  genders;
2.2 The clause headings in this agreement have been inserted for convenience only and shall not be taken into account in its interpretation.
2.3 Words and expressions defined in any sub~clause shall, for the purpose of the clause of which that sub~clause forms part, bear the meaning assigned to such words and expressions in that sub~clause.
2.4 If any provision in a definition is a substantive provision conferring rights or imposing obligations on any party, effect shall be given to it as if it  were a substantive clause in the body of the agreement, notwithstanding that it  is  only  contained in  the  interpretation  clause.
2.5        If  any  period  is  referred to in this agreement by way of reference to a number of days, the days shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a business day, in which case the day shall be the next succeeding business day.
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2.6        This  agreement shall be governed by and construed and interpreted in accordance with  the  law  of  the  Republic  of  South  Africa.
3          INTRODUCTION
 .1         In  terms  of  the  loan  agreement  PSGIB will, from time to time, advance certain  amounts  of  money  to  the  Company.
3.2 The shareholders have made shareholders' loans to the Company and may, in future, make further shareholders' loans to the Company.
3.3        The  Company  has  entered  into  -
3.3.1      the  casino  management  agreement  with  Century;
3.3.2      the  hotel  management  agreement  with  Fortes.
3.4        PSGIB  requires  that  ~
3.4.1      the  shareholders  must  subordinate  their  claims  arising  out of  the shareholders'  loans  against  the  Company  to  the claims of PSGIB against the Company  arising  out  of  the  loan agreement in the manner envisaged in this agreement;
3.4.2 the shareholders must cede the shareholders' loans to PSGIB as security for the due payment by the Company of all and any amounts that may become due and payable  by  the  Company  to
           PSGIB in terms of the loan agreement; the shareholders must pledge all and any shares held by them in the Company as further security for the Company's obligations to repay to PSGIB all amounts that  will  become  payable  by  it  in  terms  of  the loan  agreement;
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3.4.4      the  Company must withhold portion of the management fees payable to
           Century and Fortes  under  the agreements referred to in 3.3 above if the minimum ratios, as set  out  in  the  loan  agreement  are not  met
4          SUBORDINATION  OF  SHAREHOLDERS'  LOANS
4.1 Until the final date, the claims of the shareholders against the Company, arising from the shareholders' loans, shall be subordinated to the claims of PSGIB against the Company arising out of the loan agreement, in the manner set out  herein.
4.2 For the purposes of this paragraph 4, the expression "CASH ON HAND" means all and any cash available to the Company on any particular date, excluding ~
4.2.1      the  amounts  held  by  it  in  the reserve account, as defined in the loan agreement;
4.2.2 cash equal to the total operating expenses incurred by the Company during the 3 (three) completed months immediately prior to the date in question;
4.2.3      cash  equal to the amount of any capital expenditure which the
           Company will incur in the 3 (three) months following immediately after the date in question.
4.3 The Company shall not, until the final date, pay to the shareholders either on account of interest which accrues on the shareholders' loan or on account of capital redemptions of those shareholders' loans, any amount ~
4.3.1      other  than  out  of  cash  on  hand;
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4.3.2      if,  at  any  time,  the  Company fails to comply with all or any of the minimum ratios  as  set  out  in  the  loan  agreement;  or
4.3.3 if, as a result of any such a payment, the Company will no longer comply with any one or more of the aforesaid minimum ratios.
4.4 If, prior to the final date, the Company is placed into liquidation, whether provisional or final and whether voluntary or  otherwise  ~
4.4.1      PSGIB  shall  be  entitled to prove, against the Company, the claim of each shareholder  in  the  name  of  each  shareholder;
4.4.2 PSGIB shall prove, against the Company, both its claims arising out of the loan agreement and the claims of the shareholders arising out of the shareholders' loans;
4.4.3 if the amount paid to PSGIB on account of those claims by the liquidator of the Company exceeds the amounts due to PSGIB by the Company, PSGIB shall, within 5 (five) days of receipt of payment of any amount by it from the liquidator, pay that excess to the shareholders in the proportion that the shareholders held the shareholders' loans in the Company immediately prior to such liquidation.
5          CESSION  AND  PLEDGE
5.1 As security for the proper and timeous payment by the Company of all amounts whatever (including all damages of whatever nature and all costs, both as between party and party and as between attorney and own client), which the Company may now or in the future owe to PSGIB in terms of the provisions of the loan agreement, together with all interest thereon the shareholders hereby ~
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5.1.1      cede  in  security and pledge the ordinary shares held by them in the
           Company to PSGIB;  and
5.1.2 cede in security and pledge their shareholders' loans (whether currently in existence or whether they come into existence at a future date) to PSGIB.
5.2        In  order  to  perfect  the  cession  and  pledge  in  terms  of
           5.1,  the shareholders  undertake  to  deliver  simultaneously with the signing hereof to PSGIB  ~
5.2.1      the  original  share  certificates  reflecting  the  shares  held by  the shareholders;  and
5.2.2      duly  signed,  undated  and  completed  share  transfer  forms.
5.3        The  shareholders jointly and severally warrant to PSGIB  that:~
5.3.1      they  are  the  legal  and  beneficial  owners  of  the  shares;
5.3.2 the shares are not subject to any rights of retention or other limitations or encumbrances and may be ceded and pledged by the shareholders in terms hereof without any limitation;
5.3.3 save for any rights in favour of PSGIB, no rights of pre~emption or options or other similar rights exist or will exist in respect  of  the shares.
5.4 If the Company fails to pay to PSGIB any amount whatever owing to PSGIB in terms of the provisions of the loan agreement and thereafter fails for a period of 7 (seven) days after receipt of a written demand by PSGIB to the Company to remedy such breach,
           PSGIB shall be entitled, notwithstanding anything to the contrary contained in the loan agreement, without prejudice to any rights which PSGIB may otherwise have as a result of that breach, to sell or dispose of or realise in any other
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           manner  (on  such  terms and conditions as PSGIB may in its sole discretion deem fit) any of or all the shares and to retain the proceeds thereof in settlement of the Company's indebtedness.
5.5        The shareholders hereby irrevocably authorise and empower PSGIB in
           REM SUAM to sell, collect, realise, transfer, negotiate, endorse or dispose of the shares or any of them in such manner and on such terms and conditions as PSGIB may reasonably deem necessary, to institute, conduct and prosecute to finality or settle  any claims or legal proceedings (including appeals) which PSGIB may reasonably deem necessary in connection therewith, to give good, valid and sufficient  receipts  and  discharges  from  all sums of money paid to PSGIB in connection therewith, and to cede, assign, transfer and deliver the shares in terms thereof.
5.6 The shareholders hereby renounce the legal benefits and exceptions of excussion, division, cession of action, NON NUMERATAE PECUNIAE, NON CAUSA DEBITI, revision of accounts,
           ERRORE CALCULI and all other benefits or exceptions which might or could be taken to the shareholders' liability in terms of this cession, the shareholders declaring themselves to be fully acquainted with the full meaning and effect of this renunciation.
5.7 The cession and pledge in terms of this paragraph 5 shall not prevent a shareholder from selling its shares in the Company subject to compliance with any applicable provisions of the loan agreement, and PSGIB shall on written request by a shareholder release its shares from such cession and pledge for the purposes of such a sale on condition that the sale in question does not contravene the applicable provisions of the loan agreement.
6          MANAGEMENT  FEES  AND  PARTIAL  SUBORDINATION  THEREOF
6.1        The  parties  record  that  ~
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6.1.1      in  terms  of  section 4.2 of the Casino management agreement certain management fees will become  payable  by  the  Company  to  Century;
6.1.2 in terms of paragraph 8 of the hotel management agreement, certain management fees will become payable by the Company to  Fortes.
6.2 The provisions of paragraphs 6.3 and 6.4 below shall apply if, at any particular time ~
6.2.1      the  Company  fails  to  comply  with  any  of  the  minimum  ratios;
           or
6.2.2 if as a result of the payment of those management fees the Company will no longer comply with the minimum ratios.
6.3        In  the  circumstances  envisaged  in  6.2  above  ~
6.3.1 the Company shall, for so long as those circumstances exist, pay to Century only the management fees envisaged in sections 4.2(a) and 4.2(b) read with 4.2(d) of the casino management agreement;
6.3.2 the Company shall, whilst those circumstances exist, not pay to Century the management fees envisaged in section 4.2(c) of the casino management agreement (those fees are referred to herein as the "CENTURY RETAINED FEES") and Century shall not be entitled to  receive  the  Century  retained  fees;
6.3.3 the failure by the Company to pay the Century retained fees to Century shall, notwithstanding anything to the contrary contained in the casino management agreement, not constitute a breach of the casino management agreement by the Company;
6.3.4      the Company shall pay to Fortes only the management fees envisaged in paragraphs 8.1.1  and  8.1.2  of  the  hotel  management
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           agreement ("THE FORTES BASIC FEE") provided that if the Fortes basic fee is less than  the  guaranteed  minimum determined in terms of 6.4 below ("THE GUARANTEED MINIMUM")  the  Company  shall pay  the  guaranteed  minimum  to  Fortes;
6.3.5 notwithstanding anything to the contrary contained in the hotel management agreement, the Company shall not pay the management fees envisaged in 8.1.3 of the  hotel  management  agreement
           ("THE  FORTES  INCENTIVE FEE") to Fortes, and Fortes  shall  not be  entitled to receive payment of the Fortes incentive fee, provided  that  if  the  guaranteed  minimum  exceeds the Fortes basic fees that excess, if paid by the Company to Fortes, shall constitute part~payment of the Fortes incentive fee;
6.3.6      the  Fortes  incentive fee or, if applicable, the remaining balance of that fee,  is  referred  to  herein  as  the  "FORTES
           RETAINED  FEE";
6.3.7      the  failure  by  the  Company  to  pay  the  Fortes  retained fee  shall, notwithstanding  anything  to  the  contrary
           contained in the hotel management agreement, not constitute a breach by the Company of the hotel management agreement.
6.4 The guaranteed minimum management fees that shall be paid by the Company to Fortes whilst the conditions set out in 6.2 above prevail, shall be equal to R60 000,00 (sixty thousand Rand) per month, excluding value~added tax, escalated on each anniversary of the commencement of operations by the percentage increase in the Consumer Price Index (all items) during the period of 12 (twelve) months immediately preceding the applicable anniversary  of  the  commencement  of operations.
6.5        The  Company  shall, within a period of 10 (ten) business days after the date on which the circumstances envisaged in 6.2 above cease to exist, pay the Century retained fees to Century and the  Fortes  retained  fees  to
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           Fortes, and Century and Fortes shall, on that date, respectively become entitled to  payment  of  the  Century  retained  fees  and the  Fortes  retained  fees.
6.6        If  the Company is placed into liquidation (whether provisional or final) ~
6.6.1      the  claims  of  both  Century in respect of any Century retained fees that have  not  been  paid  to  it  and the claims of Fortes in respect of any Fortes retained  fees that have not been paid to it shall be subordinated to the claims of  PSGIB  against  the
           Company arising in any manner whatsoever out of or in connection with the loan agreement; the provisions of 4.4 above shall apply, MUTATIS MUTANDIS.
7          NOTICES  AND  DOMICILIA
7.1 The parties choose as their DOMICILIA CITANDI ET EXECUTANDI their respective addresses set out in this clause for all purposes arising out of or in connection with this agreement at which addresses all processes and notices arising out of or in connection with this agreement, its breach or termination may validly be served  upon  or  delivered  to  the  parties.
7.2        For purposes of this agreement the parties' respective addresses shall be ~
7.2.1 PSGIB at 3rd Floor, 160 Jan Smuts Avenue, Rosebank marked "FOR THE ATTENTION OF NAOMI BOOYSEN"; facsimile number
           (011)  788-4361;
7.2.2      Century  at  c/o  Werksmans, 22 Girton Road, Parktown, Johannesburg,
           marked "FOR  THE  ATTENTION  OF  WILDU  DU  PLESSIS";
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           facsimile  number  (011)  484  3100;
7.2.3      Coil  at  1  Nicol  Street,  Gardens,  Cape  Town;
           facsimile  number  (021)  418  9288;
7.2.4      the Company at 1 Nerina Street, Gardens, 7230, marked
           "FOR THE ATTENTION OF THE  MANAGING  DIRECTOR";
           facsimile  number  (028)  214  1270;
7.2.5      Fortes  at  6  Stone  House,  Portswood  Road,  V&A Waterfront,
           Cape Town , facsimile  number  (021)  425-3861,
           or  at  such  other  address  in the Republic of South Africa of which the party concerned may notify the others in writing provided that no street address mentioned in this sub~clause shall  be changed to a post office box or POSTE RESTANTE.
7.3        Any notice given in terms of this agreement shall be in writing and shall ~
7.3.1 if delivered by hand be deemed to have been duly received by the addressee on the date of delivery;
7.3.2 if posted by prepaid registered post be deemed to have been received by the addressee on the 8th (eighth) day following the date of  such  posting;
7.3.3      if  transmitted  by  facsimile  be  deemed  to  have  been  received by the addressee 1 (one) business day following the date of dispatch, unless the contrary is proved.
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           Notwithstanding anything to the contrary contained or implied in this agreement, a written notice or communication actually received by one of the parties from another including by way of facsimile transmission shall be adequate written notice or communication to  such  party.
8          WHOLE  AGREEMENT
           This  agreement  constitutes  the  whole agreement between the parties as to the subject matter hereof and no agreements, representations or warranties between the parties regarding the subject matter hereof other than those set out herein are binding on  the  parties.
9          VARIATION
           No addition to or variation, consensual cancellation or novation of this agreement and no waiver of any right arising from this agreement or its breach or termination shall be of any force or effect unless reduced to writing and signed by all the parties or their duly authorised representatives.
10         RELAXATION
           No latitude, extension of time or other indulgence which may be given or allowed by  any  party  to  the  other  parties  in respect of the performance of any obligation hereunder, and no delay or forbearance in the enforcement of any right of any party arising from this agreement, and no single or partial exercise of any right by any party under this agreement, shall in any circumstances be construed to be an implied consent or election by such party or operate as a waiver or a novation of or otherwise affect any of the party's rights in terms of or arising from this agreement or estop or preclude any such party from enforcing at any time and without notice, strict and punctual compliance with each and every provision or term hereof.
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SIGNED at Capetown                        On 13 April 2000
AS  WITNESS:
------------
/s/ James Forbes                          For:   PSG  INVESTMENT  BANK  LIMITED


/s/ James Forbes                                 /s/  Gernot Gunther
(Names  of  witness  in  block  letters)         Duly  Authorised


SIGNED at Capetown                        On April 13, 2000
AS  WITNESS:
------------
/s/ Gert Bunendag                         For:    CENTURY  CASINOS  AFRICA
                                                  (PROPRIETARY)  LIMITED

/s/ Gert Bunendag                                /s/ James Forbes
(Names  of  witness  in  block  letters)         Duly  Authorised

                                       14
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SIGNED at Capetown                        On April 13,2000
AS  WITNESS:
------------
/s/ Gernot Gunther                        For:    CALEDON OVERBERG INVESTMENTS
                                                 (PROPRIETARY) LIMITED

/s/ Gernot Gunther                               /s/ Leon Fortes
(Names  of  witness  in  block  letters)         Duly  Authorised



SIGNED at Capetown                        On April 13, 2000
AS  WITNESS:
------------
/s/ Sollie Nortje                         For:    CALEDON CASINO BID COMPANY
                                                 (PROPRIETARY) LIMITED

/s/ Sollie Nortje                                /s/James Forbes
(Names  of  witness  in  block  letters)         Duly  Authorised

SIGNED at Capetown                        On April 13, 2000
AS  WITNESS:
------------
/s/ Gert Bunendag                         For:    FORTES KING HOSPITALITY
                                                 (PROPRIETARY) LIMITED

/s/ Gert Bunendag                                /s/ Leon Fortes
(Names  of  witness  in  block  letters)         Duly  Authorised

                                       15
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__________________________________________________________________
                                   SCHEDULE 1
                                   ----------

SHARES  :
---------

CERTIFICATE  NOS.

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